EXHIBIT 8.1
SUBSIDIARIES OF METSO CORPORATION

Name	Country of Incorporation	Ownership %
AAF Controle Ambiental Ltda	Brazil	100
Allis Mineral Systems Inc	United States	100
Cable Belt Conveyors Pty Ltd	South Africa	100
Caldebro S.L.	Spain	100
Compusystems Oy	Finland	60
Construcciones Y Estudios Industriales S.A.	Spain	100
Ebroelec S.L.	Spain	100
Etix (UK) Ltd	United Kingdom	100
Etix SA	France	100
Farros Blatter AG	Switzerland	100
Finbow Oy	Finland	100
Inmobiliria Los Retamos Ltda	Chile	80
Jamesbury de Mexico SA de CV	Mexico	100
Jamesbury Shanghai Valve (USA) Inc	United States	100
Kato Cranes (UK) Ltd	United Kingdom	100
Kaukotalo Oy	Finland	100
Kiinteistö Oy Kaarihalli	Finland	100
Kiinteistö Oy Levyhalli	Finland	100
Lindemann Recycling Equipment Inc	United States	100
Loro & Parisini SpA	Italy	100
Metso Automation (ANZ) Pty Ltd	Australia	100
Metso Automation (Shanghai) Co. Ltd	P.R. China	100
Metso Automation A/S	Norway	100
Metso Automation AB	Sweden	100
Metso Automation Canada Ltd	Canada	100
Metso Automation Chile Ltda	Chile	100
Metso Automation Co Ltd	Thailand	100
Metso Automation do Brasil Ltda	Brazil	100
Metso Automation Espana SA	Spain	100
Metso Automation FZE (Dubai)	United Arab Emirates	100
Metso Automation GesmbH	Austria	100
Metso Automation GmbH	Germany	100
Metso Automation Holding BV	The Netherlands	100
Metso Automation India Pvt Ltd	India	100
Metso Automation KK	Japan	100
Metso Automation Korea Ltd	South Korea	100
Metso Automation Ltd	United Kingdom	100
Metso Automation Max Controls Inc.	United States	100
Metso Automation Oy	Finland	100
Metso Automation Polska Sp. z o.o.	Poland	100
Metso Automation Portugal, Lda	Portugal	100
Metso Automation Projects Oy	Finland	100
Metso Automation Pte Ltd	Singapore	100

Name	Country of Incorporation	Ownership %
Metso Automation RSA (Pty) Ltd	South Africa	100
Metso Automation S.A.S.	France	100
Metso Automation s.r.o.	Czech Republic	100
Metso Automation SA NV	Belgium	100
Metso Automation SpA	Italy	100
Metso Automation USA Inc	United States	100
Metso Brazil Indústria e Comércio Ltda	Brazil	100
Metso Canada Ltd	Canada	100
Metso Capital Oy	Finland	100
Metso Captive Insurance Limited	United Kingdom	100
Metso Composites Oy	Finland	100
Metso Deutschland GmbH	Germany	100
Metso Dynapac Construction Equipment Ltd	United Kingdom	100
Metso Endress+Hauser Oy	Finland	90
Metso Engineering Oy	Finland	100
Metso Foundries Jyväskylä Oy	Finland	100
Metso Foundries Karlstad AB	Sweden	100
Metso Lindemann GmbH	Germany	100
Metso Lokomo Steels Oy	Finland	100
Metso Minerals (Argentina) S.A.	Argentina	100
Metso Minerals (Asia-Pacific) Pte Ltd	Singapore	100
Metso Minerals (Asia-Pacific) Pty Ltd	Australia	100
Metso Minerals (Australia) Ltd	Australia	100
Metso Minerals (Austria) GmbH	Austria	100
Metso Minerals (Belux) SA	Belgium	100
Metso Minerals (Cappagh) Ltd	United Kingdom	100
Metso Minerals (Chile) SA	Chile	100
Metso Minerals (Cisa) SA	France	51
Metso Minerals (Czech Republic) s.r.o.	Czech Republic	100
Metso Minerals (Denmark) A/S	Denmark	100
Metso Minerals (Dordrecht) BV	The Netherlands	100
Metso Minerals (Finland) Oy	Finland	100
Metso Minerals (France) SA	France	100
Metso Minerals (Germany) GmbH	Germany	100
Metso Minerals (Ghana) Ltd	Ghana	100
Metso Minerals (Hong Kong) Ltd	Hong Kong	100
Metso Minerals (Hungary) Kft	Hungary	100
Metso Minerals (Italy) SpA	Italy	100
Metso Minerals (Johannesburg) (Pty) Ltd	South Africa	100
Metso Minerals (Kiruna) AB	Sweden	100
Metso Minerals (Lebanon) s.a.r.l.	Lebanon	100
Metso Minerals (Malaysia) Sdn Bhd	Malaysia	100
Metso Minerals (Matamata) Ltd	New Zealand	100
Metso Minerals (Mexico) SA de CV	Mexico	100
Metso Minerals (Moers) GmbH	Germany	100
Metso Minerals (Mumbai) Private Ltd	India	100

Name	Country of Incorporation	Ownership %
Metso Minerals (Netherlands) BV	The Netherlands	100
Metso Minerals (New Delhi) Private Ltd	India	100
Metso Minerals (New Zealand) Ltd	New Zealand	100
Metso Minerals (Norway) A/S	Norway	100
Metso Minerals (Peru) SA	Peru	100
Metso Minerals (Philippines) Inc.	Philippines	100
Metso Minerals (Poland) Sp. z o.o.	Poland	100
Metso Minerals (Portugal) Lda	Portugal	100
Metso Minerals (Property) GmbH	Germany	100
Metso Minerals (Pyrotherm) Pty Ltd	Australia	100
Metso Minerals (Sala) AB	Sweden	100
Metso Minerals (Singapore) Pte Ltd	Singapore	100
Metso Minerals (South Africa) Pty Ltd	South Africa	100
Metso Minerals (Sweden) AB	Sweden	100
Metso Minerals (Switzerland) AG	Switzerland	100
Metso Minerals (Tampere) Oy	Finland	100
Metso Minerals (Thailand) Co. Ltd	Thailand	100
Metso Minerals (Tianjin) Co. Ltd	P.R. China	100
Metso Minerals (Tianjin) International Trade Co. Ltd	P.R. China	100
Metso Minerals (UK) Ltd	United Kingdom	100
Metso Minerals (Wear Protection) AB	Sweden	100
Metso Minerals (Wear Protection) Ltd	Australia	100
Metso Minerals (Zambia) Ltd	Zambia	100
Metso Minerals (Zimbabwe) PVT Ltd	Zimbabwe	100
Metso Minerals Canada Inc.	Canada	100
Metso Minerals Chilean Holding Co.	Chile	100
Metso Minerals Dis Ticaret Limited Sirketi	Turkey	99.8
Metso Minerals Espana SA	Spain	100
Metso Minerals Europa Holding AB	Sweden	100
Metso Minerals Holding (Germany) GmbH	Germany	100
Metso Minerals Holding AB	Sweden	100
Metso Minerals Holdings Inc	United States	100
Metso Minerals Industries Inc.	United States	100
Metso Minerals International B.V.	The Netherlands	100
Metso Minerals Investment Holdings (SA)(Pty) Ltd	South Africa	100
Metso Minerals Japan Co. Ltd	Japan	100
Metso Minerals Oy	Finland	100
Metso Minerals Pty Ltd	Australia	100
Metso Minerals Reedrill (Australia) Pty Ltd	Australia	100
Metso Minerals Skega Pty Ltd	Australia	100
Metso Minerals Systems AB	Sweden	100
Metso ND Engineering (Pty) Ltd	South Africa	70
Metso Panelboard AB	Sweden	100
Metso Panelboard GmbH	Germany	100
Metso Panelboard Oy	Finland	100
Metso Paper (ANZ) Pty. Ltd.	Australia	100

Name	Country of Incorporation	Ownership %
Metso Paper (Asia-Pacific) Pte Ltd	Singapore	100
Metso Paper (China) Co. Ltd.	P.R. China	100
Metso Paper (Shanghai) Co. Ltd	P.R. China	100
Metso Paper (Thailand) Co., Ltd	Thailand	100
Metso Paper AG	Switzerland	100
Metso Paper Asesosias Tecnicas S.A.	Chile	100
Metso Paper Brasil Empreendimentos e Participacões Ltda	Brazil	100
Metso Paper Como S.p.A.	Italy	100
Metso Paper Czech Republic s.r.o.	Czech Republic	100
Metso Paper GesmbH	Austria	100
Metso Paper GmbH	Germany	100
Metso Paper Gorizia S.p.A.	Italy	100
Metso Paper Indonesia Limited	Indonesia	100
Metso Paper India Private Limited	Indonesia	100
Metso Paper Karlstad AB	Sweden	100
Metso Paper KK.	Japan	100
Metso Paper Korea Inc.	South Korea	100
Metso Paper Limited	United Kingdom	100
Metso Paper Ltd	Canada	100
Metso Paper Oy	Finland	100
Metso Paper Pori Oy	Finland	100
Metso Paper S.A.	Spain	100
Metso Paper S.A.	Chile	100
Metso Paper SAS	France	100
Metso Paper Service SA	France	100
Metso Paper South Africa (Pty) Ltd	South Africa	100
Metso Paper Sundsvall AB	Sweden	100
Metso Paper Turku Works Oy	Finland	100
Metso Paper USA Inc.	United States	100
Metso Paper Valkeakoski Oy	Finland	100
Metso Paper ZAO	Russia	100
Metso Powdermet AB	Sweden	100
Metso Powdermet Oy	Finland	100
Metso SAS	France	100
Metso Shared Services Limited	Canada	100
Metso Shared Services Oy	Finland	100
Metso — SHI Co. Ltd	Japan	65
Metso S.p.A.	Italy	100
Metso Svenska AB	Sweden	100
Metso Texas Shredder Inc.	United States	100
Metso Texas Shredder Poland Sp Zoo	Poland	100
Metso USA Inc.	United States	100
Neles-Jamesbury Inc.	United States	100
Nordberg Mills (Sweden) AB	Sweden	100
Oy Skega AB	Finland	100
Pinaltek Oy	Finland	100

Name	Country of Incorporation	Ownership %
Porin Hallintopalvelut Oy	Finland	100
PT Metso Automation	Indonesia	100
Roval SAS	France	100
Sako Kiinteistöt Oy	Finland	100
Scandinavian Mill Service A/S	Norway	100
Scandinavian Mill Service AB	Sweden	100
Scandinavian Mill Service Automation Oy	Finland	100
Scandinavian Mill Service Czech s.r.o	Czech Republic	100
Scandinavian Mill Service Husum AB	Sweden	100
Scandinavian Mill Service Kauttua Oy	Finland	100
Scandinavian Mill Service Oy	Finland	100
Scandinavian Mill Service S.L.	Spain	68
Skega (Pty) Ltd	South Africa	100
StoneL Corporation	United States	100
Svedala (Malaysia) Sdn Bhd	Malaysia	100
Svedala (Philippines) Inc	The Philippines	100
Svedala de Mexico SA de CV	Mexico	100
Svedala Faco Ltda	Brazil	100
Svedala Holding SA de CV	Mexico	100
Svedala Inc	United States	100
Svedala Kran AB	Sweden	100
Svedala Lindemann Ltd	United Kingdom	100
Svedala Loro Parisini SA	France	100
Svedala Ltd	United Kingdom	100
Svedala Manufacturing Sdn Bhd	Malaysia	100
Svedala MFG SA de CV	Mexico	100
Svedala Services Inc	United States	100
Tidco Croft Ltd	United Kingdom	100
Valmet Automotive Oy	Finland	100
Valmet Converting Inc.	United States	100
Valmet Converting PLC	United Kingdom	100
Valmet Defibrator A/S	Norway	100
Valmet Dura Oy	Finland	60
Valmet Dura USA Inc.	United States	60
Valmet Ltd	United Kingdom	100
Valvcon Corporation	United States	100
VVN Solutions GmbH	Germany	51
ZAO Metso Avtomatizatsija	Russia	100
ZAO Metso Minerals (CIS)	Russia	100